FAT BRANDS
FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

JUNE 2022

Fatburger | Buffalo's Cafe / Express | Hurricane Grill & Wings | Johnny Rockets | Round Table Pizza Royalty

Elevation Burger | Hot Dog on a Stick | Twin Peaks | Yalla Mediterranean | Pretzelmaker

Marble Slab Creamery | Native Grill & Wings | Ponderosa Steakhouse / Bonanza Steakhouse | Fazoli's | Great American Cookies


ROUND TABLE
PIZZA ROYALTY
GREAT AMERICAN
WITH A TWIST!
FATBURGER

LEGAL DISCLAIMER

This investor presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company's ability to open stores in the development pipeline, and the Company's ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this investor presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this investor presentation.

COMPANY OVERVIEW


Johnny ROCKETS

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

FAT BRANDS IS A GLOBAL RESTAURANT FRANCHISING COMPANY

FAT Brands Inc. ("FAT Brands", or the "Company") is a leading multi-brand restaurant franchising company

- Public company (NASDAQ: FAT) that develops, acquires and markets quick-service, fast casual, casual dining and polished casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model


Global Restaurant Franchising Company


Asset-Light Business Model


Growth Driven by Organic Measures and Synergistic Acquisitions


Proven History of Acquiring & Integrating Brands onto FAT Platform


Opportunities to Eliminate Overhead by Consolidating Acquisitions onto FAT Platform


Significant Management Team Depth and Expertise

Q1 2022 PLATFORM SNAPSHOT

FAT Brands Portfolio of Restaurants Continues to Expand and Has Global Reach

17 Brands	**2,360** Worldwide Locations
39 Countries	**48** U.S. States
95% Franchised Locations	**80%** Domestic Locations
761 Franchise Partners	**333** Multi-Unit Franchise Partners

860+ Unit Development Pipeline



FAT BRANDS FRESH. AUTHENTIC. TASTY.

Existing FAT Brands locations

DIVERSIFIED PORTFOLIO OF RESTAURANT CONCEPTS

QSR

Round Table Pizza Royalty · Fazoli's · Pretzelmaker · Marble Slab Creamery · Great American Cookies · Hot Dog on a Stick

Fast Casual

Fatburger · Johnny Rockets · Elevation Burger · Yalla

Polished Casual

Twin Peaks

Casual Dining

Hurricane Grill & Wings · Buffalo's · native grill wings · Bonanza Steakhouse / Ponderosa Steakhouse

Q1 2022 Unit Count



417 Round Table
373 Great American Cookies
366 Marble Slab Creamery
292 Johnny Rockets
218 Pretzelmaker
216 Fazoli's
191 Fatburger
89 Twin Peaks
51 Hot Dog on a Stick
41 Hurricane Grill & Wings
34 Elevation Burger
33 Bonanza / Ponderosa
22 native grill wings
15 Buffalo's
2 Yalla

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts


Public Relations
Staff Training
Site Selection
Digital & Media Strategy
Marketing & Advertising
Financial Planning
Supply Chain
Restaurant Design

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

ORGANIC GROWTH STRATEGY

Current development pipeline of over 860 new locations to be built that have signed agreements in place

- Development team has signed 44 deals to date in 2022, representing 139 units, and is continuing strong momentum built during the recent years
- Strong demand from the franchise partners of recently acquired concepts to develop other brands in the FAT portfolio, and vice versa
- Represents potential incremental EBITDA of ~$50mm

Current Development Pipeline


Fast Casual
458
QSR
267
Polished Casual
111
Casual
25
Total Pipeline
861

PRUDENT ACQUISITION STRATEGY

Disciplined and selective approach to evaluate potential targets with a focus on brands with a proven track record of long-term, sustainable and profitable operating performance

- Fund acquisitions with a combination of cash-on-hand, proceeds from securitization vehicles and the equity capital markets

Tuck-In Acquisitions

- Similar to existing concept or category in the FAT portfolio
- Leverage existing FAT infrastructure to realize cost synergies by eliminating redundant overhead
- Franchise partners benefit from FAT's purchasing power

Standalone High-Growth Acquisitions

- High growth concepts with strong development pipelines
- Management team remains in place to ensure continued success
- Twin Peaks and Fazoli's have a combined pipeline of nearly 200 units to be built

ACQUISITION ACCOMPLISHMENTS

Since the beginning of the COVID-19 pandemic in 2020, FAT Brands has completed five acquisitions to further the diversify the portfolio, bringing the total number of acquired concepts since 2018 to 12

Post-COVID Normalized Systemwide Sales



2020
2021
$630mm
$250mm
$650mm
$400mm
$250mm
$50mm
$2,230m
FAT Pre-COVID
FAT Current


FATBURGER

Q1 2022

HIGHLIGHTS

Q1 2022 HIGHLIGHTS


341% Sales Growth (1)
Q1 2022 v Q1 2021
System-Wide


16.8% SSS Growth (2)
Q1 2022 v Q1 2021
System-Wide


$504.9mm
System-Wide Sales
Q1 2022


27 New Store Openings
Q1 2022 (3)


$97.4mm Total Revenue
Q1 2022


$15.1mm Adj. EBITDA (4)
Q1 2022

(1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

(2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021.

(3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

(4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

CONTINUED QUARTERLY IMPROVEMENTS

Royalties


$4.9mm
$6.0mm
$14.0mm
$17.9mm
$20.9mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

Revenue


$6.6mm
$8.0mm
$30.0mm
$74.2mm
$97.4mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

Systemwide Sales


$114.5mm
$144.0mm
$349.8mm
$436.0mm
$504.9mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

Adj. EBITDA (1)


$1.1mm
$2.0mm
$7.0mm
$10.4mm
$15.1mm
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

AVERAGE WEEKLY SALES IMPROVEMENTS

Average weekly sales in 2022 have continued to outperform over the same period in 2019 and 2021 (1)

Average Weekly Sales through Q1 2022 (1)



$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
Q1
Q2
Q3
Q4
2019 AWS
2021 AWS
2022 AWS

(1) Calculated as of March 27, 2022. Represents average weekly sales for locations that report sales on a weekly basis for all brands currently in the FAT portfolio, assuming brands were owned for the full historical period.

Q1 2022 SAME-STORE-SALES

While we don't include acquired concepts in same-store-sales calculation until they are owned for a full fiscal year, comparable same-store-sales including recently acquired concepts were very strong in Q1 2022 compared to Q1 2021

Concepts Acquired in FY 2021

Same-Store-Sales *(as reported, excl. acquired concepts)*	Global Franchise Group	Twin Peaks	Fazoli's	Native Grill & Wings	Comparable Same-Store-Sales *(incl. acquired concepts)*
16.8%	6.7%	24.4%	1.7%	6.4%	11.8%

(1) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021.

2022 STRATEGIC FOCUS


Build-Out Organic
Pipeline of New Stores
And Grow Franchise
Development Pipeline


Rate & Re-Issue
Securitized Debt
=
Substantial Savings


Grow Factory
Production to Utilize
~70% Excess Capacity


Continue to Integrate
2021 Acquisitions and
Realize Synergies


Redeem $135mm of
8.25% Series B
Preferred Stock


Realize Purchasing
Savings from ~$600mm
in Purchasing Power

EXPERIENCED MANAGEMENT TEAM

Management Team

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Founder of FAT Brands

Ken J. Kuick | Chief Financial Officer
Noodles & Company, VICI Properties, Caesars Entertainment

Thayer Wiederhorn | Chief Operating Officer
10+ years w/ Fog Cutter Capital and Fatburger

Rob Rosen | EVP Capital Markets
Kodiak Financial Group, Black Diamond Capital Management

Allen Sussman | EVP & General Counsel
Partner Loeb & Loeb LLP

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Jenn Johnston | President QSR Division
Global Franchise Group, NexCen Franchise Management

Michael G. Chachula | Chief Information Officer
The Coffee Bean & Tea Leaf, IHOP

Joe Hummel | CEO Twin Peaks
Twin Peaks, La Cima Restaurants, Hooters, Naturally Fresh

Jacob Berchtold | President & COO Fast Casual Division
15+ years w/ Fatburger

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Mark Avery | Managing Director Supply Chain
Applebee's, Burger King, Yum! Brands, McDonald's

Mason Wiederhorn | Chief Brand Officer
10+ years w/ Fog Cutter Capital and Fatburger

Justin Nedelman | Chief Real Estate Officer
Eureka! Restaurant Group, Fillmore Street Investments LP

Doug Bostick | President Fazoli's
20+ years w/ Fazoli's, Wendy's, Dairy Queen

Raphael Tomlin | Chief Supply Chain Officer QSR Division
Global Franchise Group, Country Home Bakers, Mission Foods

Don Berchtold | EVP & Chief Concept Officer
20+ years w/ Fog Cutter Capital

Ron Roe | SVP Finance
Fog Cutter Capital, Piper Jaffray

Board of Directors

Edward Rensi | Chairman of the Board
Former President & CEO McDonald's USA, CEO Famous Dave's of America

James Neuhauser, CFA | Director & Chair of Audit Committee
Stifel Nicolas & Co, Turtlerock Capital, Exec Committee FBR & Co, Trident Financial

Amy V. Forrestal | Director
Brookwood Associates, NationsBanc Montgomery Securities, Bank of America Securities

Squire Junger, CPA | Director
Co-Founder Insight Consulting, Former Partner Arthur Andersen

Kenneth J. Anderson | Director
Cedar Tree Capital, Aspiriant, Co-Founder Quintile Wealth Management, Arthur Andersen

Andrew Wiederhorn | President, CEO & Director
Fog Cutter Capital, Founder of FAT Brands

APPENDIX



FAT BRANDS

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP") and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2022, the comparable store base does not include concepts acquired during fiscal 2021.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(in thousands)	Thirteen Weeks Ended March 27, 2022	Thirteen Weeks Ended March 28, 2021
Revenue		
Royalties	$ 20,898	$ 4,898
Restaurant sales	58,077	—
Advertising fees	9,361	1,188
Factory revenues	8,179	—
Franchise fees	714	540
Management fees and other income	174	23
Total revenue	97,403	6,649
Costs and expenses		
General and administrative expense	31,066	4,926
Cost of restaurant and factory revenues	54,799	—
Refranchising (gain) loss	548	427
Acquisition costs	248	15
Advertising fees	10,257	1,192
Total costs and expenses	96,918	6,560
Income from operations	485	89
Other income (expense), net		
Interest expense	(19,027)	(2,460)
Interest expense related to preferred shares	(1,999)	(288)
Other income, net	1,310	98
Total other expense, net	(19,716)	(2,650)
Loss before income tax expense	(19,231)	(2,561)
Income tax provision (benefit)	4,524	(129)
Net loss	(23,755)	(2,432)
Basic and diluted loss per common share	$ (1.45)	$ (0.20)
Basic and diluted weighted average shares outstanding	16,388,471	11,970,505
Cash dividends declared per common share	$ 0.13	$ —

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

(in thousands)	Thirteen Weeks Ended	
	March 27, 2022	March 28, 2021
Net loss	$ (23,755)	$ (2,432)
Interest expense, net	21,026	2,748
Income tax provision (benefit)	4,524	(129)
Depreciation and amortization expense	6,470	398
EBITDA	8,265	585
Provision for bad debts	185	—
Share-based compensation expenses	2,112	37
Non-cash lease expenses	284	41
Acquisition costs	248	15
Refranchising loss	548	427
Litigation costs	2,956	—
Severance	526	—
Net loss related to advertising fund deficit	10	—
Adjusted EBITDA	$ 15,134	$ 1,105

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

(in thousands, except share and per share data)	Thirteen Weeks Ended March 27, 2022		Thirteen Weeks Ended March 28, 2021	
Net loss	$	(23,755)	$	(2,432)
Refranchising loss		548		427
Acquisition costs		248		15
Litigation costs		2,956		—
Severance		526		—
Tax adjustments, net (1)		1,006		(22)
Adjusted net loss	$	(18,471)	$	(2,012)
Loss per basic and diluted share	$	(1.45)	$	(0.20)
Adjusted loss per basic and diluted share	$	(1.13)	$	(0.17)
Weighted average basic and diluted shares outstanding		16,388,471		11,970,505

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods

CONTACT

INVESTOR RELATIONS:

ICR
LYNNE COLLIER
IR-FATBRANDS@ICRINC.COM
646-430-2216

MEDIA RELATIONS:

FAT BRANDS
ERIN MANDZIK
EMANDZIK@FATBRANDS.COM
860-212-6509

